SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2016

AIRBORNE WIRELESS NETWORK
(Exact name of Company as specified in its charter)

Nevada	333-179079	27-4453740
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

4115 Guardian Street, Suite C, Simi Valley, California 93063
(Address of principal executive offices)

(805) 583-4302
(Company's Telephone Number)

____________________________________________________
(Former name, address and telephone number specified on last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

Airborne Wireless Network, a Nevada corporation (the "Company"), on (i) August 2, 2016, filed with the Securities and Exchange Commission (the "Commission") a Current Report on Form 8-K which discloses a written Intellectual Property Purchase Agreement by and between the Company and Apcentive, Inc., a Nevada corporation ("Apcentive"), pursuant to the provisions of which the Company will purchase from Apcentive a patent and a trademark (the "Intellectual Property"); (ii) August 5, 2016, filed with the Commission a Current Report on Form 8-K which discloses that on August 3, 2016, Apcentive assigned the Intellectual Property to the Company and the Company has initiated the process to cause the Intellectual Property to be transferred on the books and records of United States Patent and Trademark office; (iii) August 9, 2016, filed with the Commission a Current Report on Form 8-K which discloses that the Company has retained the services of Alex Sandel as the Chairman of the Company's Advisory Board; (iv) August 8, 2016, filed with the Commission a Current Report on Form 8-K which discloses that the Company has entered into and executed a written Memorandum of Understanding with Concept Development Inc., a leading aerospace engineering, design, and manufacturing firm ("Concept"), pursuant to which Concept will provide to the Company its technical expertise regarding the preparation of systems drawings, designing, and manufacturing the onboard hardware components, and providing software development support for the Company's Airborne Wireless Network Digital Super Highway System; (v) August 16, 2016, filed with the Commission a Current Report on Form 8-K which discloses that as of August 7, 2016, the Company entered into and executed a written Consulting Agreement with C. Neal Monte, pursuant to which Mr. Monte will serve as the Company's FAA Designated Engineering Representative; and (vi) August 25, 2016, filed with the Commission a Current Report on Form 8-K which discloses that on August 19, 2016, the Company entered into and executed a written Employment Agreement with Marius D. de Mos, pursuant to which Mr. de Mos will serve as the Company's Vice President of Technical Affairs and Development.

SPECIFICALLY, THE COMPANY, CURRENTLY, DOES NOT HAVE SUFFICIENT CASH TO FUND ITS OPERATIONS. ACCORDINGLY, THE COMPANY IS ACTIVELY SEEKING SOURCES OF CAPITAL TO FUND ITS OPERATIONS; PROVIDED, HOWEVER, TO DATE, THE COMPANY HAS NOT BEEN SUCCESSFUL IN OBTAINING SUCH CAPITAL.

Although we believe those events specified in those current reports may result in some benefit to the Company, we can provide no guarantee or assurance regarding the Company's future performance. Accordingly, the inclusion of information in those current reports should not be regarded as a representation by the Company or any other person that the Company expectations, objectives or plans will be achieved. Investors are cautioned not to place undue reliance on the information specified in those current reports.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: August 26, 2016	By:	/s/ J. Edward Daniels
J. Edward Daniels,
President and sole director

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